POWER OF ATTORNEY

         By signing below, each of the undersigned officers and/or directors of Unocal Corporation hereby constitutes and appoints Neal E. Schmale, Charles S. McDowell and Darrell D. Chessum, and each of them severally, with full power of substitution and resubstitution, as his or her true and lawful attorneys-in-fact and agents to sign for the undersigned and in the name of the undersigned, in any and all capacities, the Registration Statement on Form S-8 to which this Power of Attorney shall be filed as an exhibit and any or all amendments (including any post-effective amendments) to such Registration Statement and to file the same with all exhibits thereto, including this Power of Attorney, and any and all applications and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned could do if personally present. Each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of September 25, 1995.

          SIGNATURE                                      TITLE
          ---------                                      -----

     /s/ Roger C. Beach                  Chairman of the Board of Directors and
     -------------------                       Chief Executive Officer
       Roger C. Beach

     /s/ Neal E. Schmale                 Chief Financial Officer
     -------------------                      and Director
       Neal E. Schmale

   /s/ Charles S. McDowell                Vice President and Comptroller
   -------------------------              (Principal Accounting Officer)
      Charles S. McDowell

     /s/ John W. Amerman                    Director
     -------------------
       John W. Amerman

   /s/ MacDonald G. Becket                  Director
   -----------------------
     MacDonald G. Becket

 /s/ John W. Creighton, Jr.                 Director
 --------------------------
   John W. Creighton, Jr.

    /s/ Malcolm R. Currie                   Director
    ---------------------
      Malcolm R. Currie

   /s/ Frank C. Herringer                   Director
   ----------------------
     Frank C. Herringer

    /s/ John F. Imle, Jr.                   Director
    ---------------------
      John F. Imle, Jr.

    /s/ Donald P. Jacobs                    Director
    --------------------
      Donald P. Jacobs

        SIGNATURE                          TITLE
        ---------                          -----

/s/ Richard J. Stegemeier                 Director
-------------------------
  Richard J. Stegemeier

  /s/ Charles R. Weaver                   Director
  ---------------------
    Charles R. Weaver

  /s/ J. Steven Whisler                   Director
  ---------------------
    J. Steven Whisler

 /s/ Marina v.N. Whitman                  Director
 -----------------------
   Marina v.N. Whitman